FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

ADAMS FUNDS

ADAMS NATURAL RESOURCES FUND

ANNUAL REPORT 2015

2015 AT A GLANCE

The Fund

•	a closed-end equity investment company specializing in energy and other natural resources stocks
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%

Stock Data (12/31/15)

NYSE Symbol PEO
Market Price $17.74
52-Week Range $17.01 – $25.25
Discount 14.5%
Shares Outstanding 28,096,651

Summary Financial Information

Year Ended December 31,	2015		2014
Net asset value per share (NASDAQ: XPEOX)	$20.74		$27.56
Total net assets	582,676,811		754,505,739
Unrealized appreciation on investments	94,718,621		281,366,035
Net investment income	10,258,582		13,467,415
Net realized gain	27,921,844		35,112,615
Total return (based on market price)	(20.0)%		(6.3)%
Total return (based on net asset value)	(19.1)%		(8.0)%
Ratio of expenses to average net assets	1.26%	*	0.63%
Annual distribution rate	6.2%		6.6%

* Excluding non-recurring charge for termination of defined benefit plans, ratio was 0.86%.

2015 Dividends and Distributions

Paid	Amount (per share)	Type
March 2, 2015	$0.06	Long-term capital gain
March 2, 2015	0.04	Investment income
June 1, 2015	0.10	Investment income
September 1, 2015	0.10	Investment income
December 22, 2015	0.94	Long-term capital gain
December 22, 2015	0.14	Investment income

	$1.38

2016 Annual Meeting of Shareholders

Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202

Date: April 14, 2016

Time: 10:00 a.m.

Letter from Chief Executive Officer, Mark E. Stoeckle

Dear Fellow Shareholders,

Slow global economic growth, a strong U.S. dollar, and the transition to a rising U.S interest rate environment all weighed on the broader markets throughout 2015. As a result, the total return for the S&P 500 was 1.4%, with dividends accounting for all the gains. It was an even more challenging market for commodity stocks last year, which contributed to increased volatility and helped drive a pronounced divergence in performance across all sectors and individual securities.

As a fund focused on Energy and Materials, Adams Natural Resources Fund, Inc. was not immune to the pain experienced across both sectors last year. The Fund declined 19.1% on net asset value and 20.0% on market price. This was slightly better than our benchmark* that registered a loss of 20.1%. Our peer group, the Lipper Global Natural Resources Funds Index, fell 22.2%.

“We sought to construct the portfolio with well-managed companies, featuring low-cost structures and healthy balance sheets, which are best positioned against the current challenges”

2015 Market Recap

 A host of factors conspired to drive oil prices lower throughout the year. China’s slowing economic growth, a strong U.S. dollar, and supply growth that continued to outpace demand all put downward pressure on energy prices. A short-lived rally in the spring allowed oil prices to climb past $60 a barrel, but by year-end, the supply/demand imbalance resulted in West Texas Intermediate (WTI) oil prices falling 31% and natural gas prices declining 20%. As market participants saw last year, the direction of oil prices is the key influence on energy stock prices.

Looking at the supply side of the equation, the three largest energy-producing countries actually increased production last year despite the lower price environment. Shale oil production in the U.S. that pushed global crude markets into oversupplied conditions in 2014 continued to grow well into this year. The higher volumes surprised both industry participants as well as investors. OPEC stood firm in its resolve to regain market share. Saudi Arabia, the dominant producer within OPEC, responded by increasing production. Russia, the world’s third-largest producer, also opted to keep output levels high. The net effect was record global oil production and a precipitous and volatile drop in prices, with crude oil closing the year at $37 barrel.

While OPEC increased production throughout the year, U.S. crude oil production began to decline in the second half of 2015. This was led by reductions in shale oil production, which had essentially been the sole source of non-OPEC supply growth over the past five years. After peaking at 9.7 million barrels per day (mbpd), U.S. output dropped to 9.1 mbpd in December. Still, production of crude oil averaged an estimated 9.3 mbpd in 2015, representing a 7% increase over 2014 and the highest production rate since 1972.

In a sign of how oversupplied the market was last year, risk premiums from geopolitical worries were just about non-existent at the close of the year. This, despite rising tension across the Middle East and protracted conflicts in Syria and Libya.

The persistence of cheap oil led to a severe domino effect across the sector as companies sought to preserve cash and resources. Capital spending for equipment and services dropped as industry executives reevaluated

LETTER TO SHAREHOLDERS (CONTINUED)

projects and slashed budgets in the face of dwindling cash flows. In the U.S., the rig count declined by over 60%. Global upstream spending fell by $170 billion, or 20% in 2015, creating a tremendous headwind for companies providing services and support for exploration and production operations.

Natural gas continued to deal with oversupplied conditions even as gas drilling activity has been in decline for over four years. Inventories continued to grow, thanks to greater well productivity, improving efficiencies, and increases in gas production associated with oil production. After peaking above $3.00 per million cubic feet (mcf) early in the year, natural gas prices closed 2015 at $2.34 per mcf.

When oil prices decline, companies that reside "closest to the well" generally suffer. Exploration and production (E&P) stocks in the benchmark fell 25.2%, while companies providing equipment and services to producers suffered a similar, though slightly lower, decline of 24.1%. Midstream companies, those that process, move and store oil and gas, were actually the worst performers due to balance sheet concerns and resulting pressure on company dividends. The midstream component logged a 51.5% decline. On the other extreme, refiners registered a 26.7% increase, as they benefited from lower-cost crude oil prices and rising demand for gasoline.

Basic Materials offered little respite despite the diverse nature of the industries that make up the sector. A 42.7% decline in metals and mining names in the benchmark, due to a continued imbalance between supply and demand, was mitigated by a far less severe 7.3% decline in chemicals, which benefited from low energy feedstock costs. In all, the Basic Materials sector registered a loss of 12.4%.

The Adams Difference

Years such as 2015, marked by volatility and short-term uncertainty, are typically characterized by a flight to quality among investors. We sought to construct the portfolio with well-managed companies, featuring low-cost structures and healthy balance sheets, which are best positioned against the current challenges. Historically, it's companies with these characteristics that emerge in a stronger competitive position when the cycle turns and they perform well over the long term.

We maintained our positions in large-cap integrated companies, including Chevron and Exxon Mobil. Along with strong balance sheets and diversified operations, their dividend yields provided income for the Fund in a declining market.

As the only industry that advanced in 2015, refiners were significant contributors to the Fund. Specifically, Marathon Petroleum and Phillips 66 delivered solid positive returns, helping to offset weakness in the other groups.

Within the E&P and oil equipment & services industry groups, which are extremely sensitive to oil prices, we focused on quality. In E&P, our holdings were concentrated in companies that are strategically positioned in the most productive shale-oil fields, such as the Permian and Eagle Ford basins in Texas. Investments in EOG Resources, Cimarex Energy, and Pioneer Natural Resources positioned the Fund to benefit from shale productivity improvement. These companies have also generated better profitability than their peers due to lower-cost structures than companies operating in less-efficient fields. In oil equipment & services, the best capitalized, best-in-class strategy guided our decision to be concentrated in industry bellwethers Schlumberger and Halliburton.

In Basic Materials, we outperformed the benchmark as we limited our exposure in metals and mining and focused our investments on the chemicals industry. In particular, we focused our investments in names with raw material cost advantages. Two of our best performing and largest positions were LyondellBasell Industries and Dow Chemical. Both benefited from an attractive cost structure and strong margins. Dow

LETTER TO SHAREHOLDERS (CONTINUED)

offered the added catalyst of engaging in value-enhancing deals throughout the year. In December, the company agreed to a $68.6 billion merger with rival DuPont.

Looking Ahead to 2016

Oil prices will likely continue to experience heightened volatility, at least in the beginning of the year. Since we take a long-term view on the sector, we are looking beyond the short-term unrest to the available opportunities that await when the supply-and-demand dynamics become more settled. What is clear today, however, is that sub-$40 oil fundamentally doesn't work for the industry, which makes the timing of the recovery uncertain.

Several unknowns include the pace and volume at which Iranian oil reenters the market, the strength of oil consumption growth overall, and what the U.S. production response resulting from the lower rig count will mean for crude oil supply. Answers to these questions could come in the latter half of this year. A surprise to the upside for oil prices is also a possibility based on geopolitical tensions, falling non-OPEC supply, or better than expected economic growth in China.

Longer-term, we believe that the self-correcting nature of the oil industry will result in a rebalancing of the market. This is predicated on assumptions that global demand continues to grow at its current rate and that OPEC members refrain from additional production increases. Still, with the prospect of "lower for longer" energy prices, we continue to focus on capital-efficient, high-quality companies until we have a reason for greater confidence in a sustained recovery.

Recent additions of Concho Resources and RSP Permian reflect that posture. Strong financials and balance sheets position these companies to grow production economically at relatively low prices and benefit as the commodity rebounds. We expect the Permian Basin to be the most impactful contributor to oil production growth, and Concho and RSP Permian both provide pure-play exposure to that particular shale-oil field.

In the last quarter of the year, we also saw an opportunity to enter the "clean energy" industry. With the extension of the U.S. investment tax credit for solar developments and a timely sell-off in First Solar, we capitalized on the opportunity to initiate a position in the company. This is consistent with our long-term approach, as the solar industry is poised to experience strong growth for years, if not decades. First Solar operates a vertically integrated business model, has developed differentiated technology, and maintains a pristine balance sheet. We believe that the company's emphasis on large commercial projects is preferable to other, more retail focused, solar strategies.

Make no mistake, the last eighteen months have been challenging for energy and materials stocks. However, our long-term focus and proven strategy help us find compelling opportunities during these periods of uncertainty. Through identifying high-quality companies that are executing well and trading at the right price, our track record reflects Adams Funds' ability to take advantage of market anomalies for the benefit of our shareholders.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

January 22, 2016

* Our internal benchmark is comprised of the Dow Jones Oil and Gas Index (80% weight) and the Dow Jones Basic Materials Index (20% weight).

INVESTMENT GROWTH

(unaudited)

This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund's dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.

AVERAGE ANNUAL TOTAL RETURNS — 12/31/15
	Years
	1	3	5	10	15
PEO NAV	(19.1)%	(2.6)%	(0.7)%	3.0%	4.4%
PEO Market Price	(20.0)%	(2.8)%	(1.3)%	2.3%	4.6%
S&P 500	1.4%	15.1%	12.6%	7.3%	5.0%
Lipper Global Natural Resources Funds Index*	(22.2)%	(9.2)%	(8.5)%	(0.8)%	5.4%

* Source: Thomson Reuters

This report, including the financial statements herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PORTFOLIO HIGHLIGHTS

December 31, 2015

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	Percent of Net Assets

Exxon Mobil Corp.	$115,126,694	19.8%
Chevron Corp.	55,973,112	9.6
Schlumberger Ltd.	39,255,300	6.7
Phillips 66	25,593,175	4.4
Dow Chemical Co.	23,117,403	4.0
EOG Resources, Inc.	22,815,617	3.9
LyondellBasell Industries N.V. (Class A)	22,481,030	3.9
Occidental Petroleum Corp.	21,743,376	3.7
Monsanto Co.	19,152,288	3.3
Halliburton Co.	17,250,451	3.0

Total	$362,508,446	62.3%

Industry Weightings

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments* at value:
Common stocks (cost $482,179,708)	$576,898,329
Short-term investments (cost $5,978,000)	5,978,000	$582,876,329
Cash		562,631
Receivables:
Dividends and interest		933,595
Investment securities sold		11,559,010
Prepaid expenses and other assets		283,983
Total Assets		596,215,548

Liabilities
Investment securities purchased		11,466,116
Accrued expenses and other liabilities		2,072,621
Total Liabilities		13,538,737
Net Assets		$582,676,811

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 28,096,651 shares (includes 43,267 nonvested restricted shares, 9,600 nonvested or deferred restricted stock units, and 13,295 deferred stock units) (note 7)		$28,097
Additional capital surplus		486,899,522
Undistributed net investment income		18,583
Undistributed net realized gain on investments		1,011,988
Unrealized appreciation on investments		94,718,621
Net Assets Applicable to Common Stock		$582,676,811
Net Asset Value Per Share of Common Stock		$20.74

* See Schedule of Investments on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income
Income:
Dividends (net of $11,760 in foreign taxes)	$18,899,447
Interest and other income	65,748
Total Income	18,965,195
Expenses:
Investment research compensation and benefits	2,494,850
Administration and operations compensation and benefits	1,395,992
Pension cost (non-recurring, note 6)	2,902,605
Occupancy and other office expenses	581,133
Directors' compensation	463,961
Shareholder reports and communications	230,951
Investment data services	176,966
Transfer agent, custody, and listing fees	134,955
Accounting, recordkeeping, and other professional fees	95,903
Insurance	93,651
Audit and tax services	81,024
Legal services	54,622
Total Expenses	8,706,613
Net Investment Income	10,258,582

Realized Gain (Loss) and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	28,101,513
Net realized gain on written option contracts	514,222
Net realized loss on total return swap agreements	(693,891)
Change in unrealized appreciation on securities	(186,404,740)
Change in unrealized appreciation on written option contracts	(242,674)
Net Loss on Investments	(158,725,570)

Other Comprehensive Income (non-recurring, note 6)
Defined benefit pension plans:
Amortization of net loss	82,336
Effect of settlement	1,349,979
Other Comprehensive Income	1,432,315
Change in Net Assets Resulting from Operations	$(147,034,673)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2015	2014
From Operations:
Net investment income	$10,258,582	$13,467,415
Net realized gain	27,921,844	35,112,615
Change in unrealized appreciation	(186,647,414)	(121,117,709)
Change in accumulated other comprehensive income (note 6)	1,432,315	(388,961)
Decrease in Net Assets Resulting from Operations	(147,034,673)	(72,926,640)

Distributions to Shareholders from:
Net investment income	(10,408,624)	(13,600,658)
Net realized gain	(27,390,564)	(36,790,519)
Decrease in Net Assets from Distributions	(37,799,188)	(50,391,177)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	12,630,987	17,609,265
Cost of shares purchased (note 5)	—	(3,867,668)
Deferred compensation (notes 5, 7)	373,946	392,126
Increase in Net Assets from Capital Share Transactions	13,004,933	14,133,723
Total Decrease in Net Assets	(171,828,928)	(109,184,094)

Net Assets:
Beginning of year	754,505,739	863,689,833
End of year (including undistributed net investment income of $18,583 and $101,177, respectively)	$582,676,811	$754,505,739

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

Adams Natural Resources Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.

Expenses — The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlling affiliate, Adams Diversified Equity Fund, Inc. Expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values, or in the case of investment research staff and related costs, relative market values of portfolio securities in the particular sector of coverage. Expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Investment Transactions, Investment Income, and Distributions — Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Valuation — The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
•	Level 3 — fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2015, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$576,898,329	—	—	$576,898,329
Short-term investments	5,978,000	—	—	5,978,000
Total investments	$582,876,329	—	—	$582,876,329

There were no transfers between levels during the year ended December 31, 2015.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense.

As of December 31, 2015, the identified cost of securities for federal income tax purposes was $488,157,708 and net unrealized appreciation aggregated $94,718,621, consisting of gross unrealized appreciation of $175,792,272 and gross unrealized depreciation of $81,073,651.

Distributions are determined in accordance with the Fund's annual 6% minimum distribution rate commitment, based on the Fund's average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund's retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2015, are reclassified in the capital accounts of the Fund's financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2015 and December 31, 2014 were classified as ordinary income of $10,407,286 and $16,788,488, respectively, and as long-term capital gain of $27,385,241 and $33,566,928, respectively. The tax basis of distributable earnings at December 31, 2015 was $692,331 of undistributed ordinary income and $1,157,487 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Purchases and sales of portfolio investments, other than short-term investments, during the year ended December 31, 2015 were $109,161,300 and $127,910,610, respectively.

4. DERIVATIVES

During the year ended December 31, 2015, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of year-end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the year indicate the volume of financial derivative activity for the period.

Total Return Swap Agreements — The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund's policy is to net all derivative instruments subject to a netting agreement.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of December 31, 2015, there were no open swap agreements, no securities pledged by the Fund, and no cash collateral was held by the Fund.

Written Options — The Fund may write option contracts to increase or decrease its equity price risk exposure or to generate additional income. Option contracts generally entail risks associated with counterparty credit, liquidity, and unfavorable equity price movements. The Fund has mitigated counterparty credit and liquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited by writing only covered call or collateralized put option contracts, which require the Fund to segregate certain securities or cash at its custodian when the option is written.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received from unexercised options are treated as realized gains on the expiration date and separately identified in the Statement of Operations. Upon the exercise of written put option contracts, premiums received are deducted from the cost basis of the underlying securities purchased. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of the underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2015 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2014	1,900	$197,996	1,600	$245,328
Options written	350	70,898	—	—
Options expired	(2,250)	(268,894)	(1,600)	(245,328)
Options outstanding, December 31, 2015	—	$—	—	$—

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL STOCK

The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 22, 2015, the Fund issued 702,985 shares of its Common Stock at a price of $17.93 per share (the average market price on December 9, 2015) to shareholders of record November 25, 2015, who elected to take stock in payment of the year-end distribution from 2015 capital gain and investment income. During 2015, the Fund issued 1,311 shares of Common Stock at a weighted average price of $20.15 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 23, 2014, the Fund issued 726,872 shares of its Common Stock at a price of $24.19 per share (the average market price on December 8, 2014) to shareholders of record on November 24, 2014, who elected to take stock in payment of the year-end distribution from 2014 capital gain and investment income. During 2014, the Fund issued 1,041 shares of Common Stock at a weighted average price of $25.21 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team may deem appropriate. Transactions in Common Stock for 2015 and 2014 were as follows:

	Shares		Amount
	2015	2014	2015	2014
Shares issued in payment of distributions	704,296	727,913	$12,630,987	$17,609,265
Shares purchased (at a weighted average discount from net asset value of 15.0%)	—	(135,000)	—	(3,867,668)
Net activity under the 2005 Equity Incentive Compensation Plan	11,435	12,779	373,946	392,126
Net change	715,731	605,692	$13,004,933	$14,133,723

6. RETIREMENT PLANS

Defined Contribution Plans — The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $259,623, a portion thereof based on Fund performance, for the year ended December 31, 2015.

Defined Benefit Plans — Upon receiving regulatory approval in 2015, the Fund completed the termination of its qualified defined benefit plan by contributing an additional $862,157 and then utilizing plan assets to satisfy all pension-related liabilities. Additionally, the Fund paid $1,877,465 to satisfy all pension-related liabilities of its non-qualified defined benefit plan and completed the termination of that plan as well. As of December 31, 2015, the Fund has no further defined benefit pension liabilities. In terminating these plans, the Fund incurred non-recurring settlement costs during the period. These costs represent amounts to satisfy all pension obligations in excess of the previously-recorded pension liability and any unamortized actuarial losses remaining in accumulated other comprehensive income at the time of termination.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund uses a December 31 measurement date for its defined benefit plans. Details in aggregate for the plans were as follows:

	2015	2014
Change in benefit obligation
Benefit obligation at beginning of year	$5,744,402	$5,220,842
Interest cost	76,010	187,700
Actuarial loss	—	477,134
Benefits paid	(7,233,249)	(141,274)
Effect of settlement (non-recurring)	1,412,837	—
Benefit obligation at end of year	$—	$5,744,402

Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$4,472,787	$4,510,420
Actual return on plan assets	20,840	5,184
Contributions	862,157	—
Qualified plan benefits paid	(5,355,784)	(42,817)
Fair value of qualified plan assets at end of year	$—	$4,472,787
Funded status	$—	$(1,271,615)

The accumulated benefit obligation for all defined benefit pension plans was $0 and $5,744,402 at December 31, 2015 and 2014, respectively.

Items impacting the Fund's pension cost and accumulated other comprehensive income were:

	2015	2014
Components of pension cost
Interest cost	$76,010	$187,700
Expected return on plan assets	(18,557)	(22,245)
Net loss component	82,336	96,519
Effect of settlement (non-recurring)	2,762,816	—
Pension cost	$2,902,605	$261,974

	2015	2014

Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of year	$(1,432,315)	$(1,043,354)
Net actuarial loss arising during period	—	(485,480)
Reclassifications to net periodic pension cost:
Amortization of net loss	82,336	96,519
Effect of settlement (non-recurring)	1,349,979	—
Balance at end of year (comprised of net actuarial losses)	$—	$(1,432,315)

Assumptions used to determine benefit obligations and net periodic pension cost were:

	2015	2014
Discount rate (benefit obligations)	—	2.94%
Discount rate (net periodic pension cost)	2.94%	3.81%
Rate of compensation increase	—	—
Expected return on plan assets	1.80%	1.20%

The assumption used to determine expected return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, permits the granting of restricted stock awards (both performance and nonperformance-based), as well as stock option and other stock incentives, to all employees and nonemployee directors. The 2005 Plan expired on April 27, 2015, and, therefore, no additional shares are available for future grants at this time. Under the terms in the now-expired 2005 Plan, for grants issued prior to expiration, restricted stock awards typically have a three-year vesting period. For performance-based restricted stock awards, the ultimate number of shares earned is contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the restricted shares are forfeited. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date).

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2014	64,938	$27.60
Granted:
Restricted stock	15,675	23.39
Deferred stock units	1,592	20.68
Vested & issued	(15,459)	26.36
Forfeited	(584)	25.01
Balance at December 31, 2015 (includes 8,025 performance-based awards and 58,137 nonperformance-based awards)	66,162	$27.09

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair market value of the award on grant date and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2015 was $438,335. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2015 was $19,586. As of December 31, 2015, there were total unrecognized compensation costs of $467,698, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.55 years. The total fair value of shares and units vested and issued during the year ended December 31, 2015 was $355,913.

8. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid by the Fund during the year ended December 31, 2015 to officers and directors amounted to $3,187,964, of which $482,915 was paid to directors who were not officers. These amounts represent the taxable income to the Fund's officers and directors and, therefore, differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

9. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2015, the Fund had no securities on loan. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

10. OPERATING LEASE COMMITMENTS

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $220,378 in 2015, and its minimum rental commitments are as follows:

2016	$68,726
2017	127,859
2018	131,002
2019	105,701
2020	104,922
Thereafter	663,988
Total	$1,202,198

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$27.56	$32.26	$27.84	$28.58	$30.73
Net investment income	0.37	0.50	0.44	0.48	0.41
Net realized gain and change in unrealized appreciation	(5.80)	(3.23)	5.93	0.48	(0.42)
Change in accumulated other comprehensive income (note 6)	0.05	(0.01)	0.03	—	(0.03)
Total from operations	(5.38)	(2.74)	6.40	0.96	(0.04)
Less distributions from:
Net investment income	(0.38)	(0.51)	(0.46)	(0.42)	(0.39)
Net realized gain	(1.00)	(1.38)	(1.42)	(1.18)	(1.58)
Total distributions	(1.38)	(1.89)	(1.88)	(1.60)	(1.97)
Capital share repurchases (note 5)	—	0.03	0.05	—	—
Reinvestment of distributions	(0.06)	(0.10)	(0.15)	(0.10)	(0.14)
Total capital share transactions	(0.06)	(0.07)	(0.10)	(0.10)	(0.14)
Net asset value, end of year	20.74	$27.56	$32.26	$27.84	$28.58
Market price, end of year	$17.74	$23.84	$27.38	$23.92	$24.48

Total Investment Return*
Based on market price	(20.0)%	(6.3)%	22.7%	4.3%	(2.3)%
Based on net asset value	(19.1)%	(8.0)%	24.2%	4.0%	0.3%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$582,677	$754,506	$863,690	$732,988	$732,811
Ratio of expenses to average net assets	1.26% †	0.63%	0.78% ††	0.65% ††	0.56%
Ratio of net investment income to average net assets	1.49% †	1.53%	1.44% ††	1.67% ††	1.29%
Portfolio turnover	16.0%	19.6%	18.7%	11.7%	16.4%
Number of shares outstanding at end of year (in 000's)	28,097	27,381	26,775	26,326	25,641

*	Total investment return assumes reinvestment of all distributions at the price received in the Fund's dividend reinvestment plan.
†	Ratio of expenses to average net assets was 0.86%, excluding the one-time charge of $2,762,816 related to the termination of the defined benefit plans (note 6), and the ratio of net investment income to average net assets was 1.89%.
††	Ratios of expenses to average net assets were 0.70% and 0.64% in 2013 and 2012, respectively, excluding non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.52% and 1.68% in 2013 and 2012, respectively.

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value (A)
Common Stocks — 99.0%
Energy — 78.0%
Exploration & Production — 22.3%
Anadarko Petroleum Corp.	275,000	$13,359,500
Cimarex Energy Co.	96,100	8,589,418
Concho Resources Inc. (B)	79,900	7,419,514
ConocoPhillips	267,200	12,475,568
EOG Resources, Inc.	322,300	22,815,617
EQT Corp.	133,700	6,969,781
Marathon Oil Corp.	571,000	7,188,890
Noble Energy, Inc.	373,500	12,299,355
Occidental Petroleum Corp.	321,600	21,743,376
Pioneer Natural Resources Co.	89,600	11,234,048
RSP Permian, Inc. (B)	147,000	3,585,330
Whiting Petroleum Corp. (B)	251,500	2,374,160

		130,054,557

Integrated Oil & Gas — 29.4%
Chevron Corp.	622,200	55,973,112
Exxon Mobil Corp.	1,476,930	115,126,694

		171,099,806

Oil Equipment & Services — 13.5%
Baker Hughes, Inc.	160,000	7,384,000
Halliburton Co.	506,770	17,250,451
National Oilwell Varco, Inc.	133,500	4,470,915
Oil States International Inc. (B)	170,000	4,632,500
Schlumberger Ltd.	562,800	39,255,300
Weatherford International plc (B)	645,000	5,411,550

		78,404,716

Pipelines — 4.3%
Kinder Morgan Inc.	541,000	8,071,720
Spectra Energy Corp.	456,400	10,926,216
Williams Companies, Inc.	242,600	6,234,820

		25,232,756

Refiners — 7.7%
Marathon Petroleum Corp.	264,600	13,716,864
Phillips 66	312,875	25,593,175
Valero Energy Corp.	83,000	5,868,930

		45,178,969

Renewable Energy Equipment — 0.8%
First Solar, Inc. (B)	71,800	4,738,082

Basic Materials — 21.0%
Chemicals — 17.2%
CF Industries Holdings, Inc.	313,245	12,783,527
Dow Chemical Co.	449,056	23,117,403
Eastman Chemical Co.	140,000	9,451,400
LyondellBasell Industries N.V. (Class A)	258,700	22,481,030
Monsanto Co.	194,400	19,152,288
PPG Industries, Inc.	132,000	13,044,240

		100,029,888

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	Shares	Value (A)
General Industrials — 1.7%
Packaging Corp. of America	156,300	$9,854,715

Gold & Precious Metals — 0.8%
SPDR Gold Trust (B)	45,000	4,565,700

Industrial Metals — 1.3%
Alcoa Inc.	614,000	6,060,180
Freeport-McMoRan Copper & Gold Inc.	248,000	1,678,960

		7,739,140

Total Common Stocks (Cost $482,179,708)		576,898,329

Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Western Asset Institutional Cash Reserves Fund - Money Market Portfolio (Institutional Class), 0.30% (C)	5,978,000	5,978,000

Total Short-Term Investments (Cost $5,978,000)		5,978,000

Total Investments — 100.0% (Cost $488,157,708)		$582,876,329

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Adams Natural Resources Fund, Inc. (the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

February 12, 2016

CHANGES IN PORTFOLIO SECURITIES

During the six months ended December 31, 2015

(unaudited)

	Purchases (Cost)	Sales (Proceeds)	Market Value December 31, 2015
Concho Resources Inc.	$8,705,254		$7,419,514
ConocoPhillips	2,538,866		12,475,568
Dow Chemical Co.	2,851,434		23,117,403
Exxon Mobil Corp.	9,269,649		115,126,694
First Solar, Inc.	4,180,102		4,738,082
Halliburton Co.	4,169,153		17,250,451
PPG Industries, Inc.	12,705,249		13,044,240
RSP Permian, Inc.	3,933,867		3,585,330
Spectra Energy Corp.	6,951,566		10,926,216
Valero Energy Corp.	5,896,254		5,868,930
Whiting Petroleum Corp.	1,326,903		2,374,160
CF Industries Holdings, Inc.		$5,747,687	12,783,527
Chesapeake Energy Corp.		3,189,479	—
Chevron Corp.		10,976,806	55,973,112
Cimarex Energy Co.		1,397,773	8,589,418
Energen Corp.		7,435,326	—
EOG Resources, Inc.		2,700,685	22,815,617
EQT Corp.		374,756	6,969,781
LyondellBasell Industries N.V. (Class A)		2,460,719	22,481,030
National Oilwell Varco, Inc.		251,055	4,470,915
Occidental Petroleum Corp.		5,669,843	21,743,376
Olin Corp.		4,859,981	—
Phillips 66		9,895,954	25,593,175
Pioneer Natural Resources Co.		1,388,308	11,234,048
Praxair, Inc.		11,079,723	—
Schlumberger Ltd.		5,047,017	39,255,300
Williams Companies, Inc.		274,051	6,234,820

(1)	Acquired by spinoff

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Year	Value of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2001	$526,491,798	21,147,563	$24.90	$23.46	$.43	$1.07	$1.50	5.6%
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.1
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.8
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.4
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.9
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.2
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.6
2008	538,936,942	23,958,656	22.49	19.41	.38	2.61	2.99	8.9
2009	650,718,323	24,327,307	26.75	23.74	.37	1.03	1.40	6.6
2010	761,735,503	24,789,698	30.73	27.01	.32	.95	1.27	5.5
2011	732,810,692	25,641,018	28.58	24.48	.39	1.58	1.97	7.1
2012	732,988,462	26,325,601	27.84	23.92	.42	1.18	1.60	6.4
2013	863,689,833	26,775,228	32.26	27.38	.46	1.42	1.88	7.2
2014	754,505,739	27,380,920	27.56	23.84	.51	1.38	1.89	6.6
2015	582,676,811	28,096,651	20.74	17.74	.38	1.00	1.38	6.2

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the Fund's average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

SHAREHOLDER INFORMATION AND SERVICES

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a new participant

* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Minimum and Maximum Cash Investments:

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

INVESTORS CHOICE Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund's printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website: www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".

Annual Certification

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund's proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund's toll free number at (800) 638-2479; (ii) on the Fund's website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature"; and (iii) on the Securities and Exchange Commission's website: www.sec.gov.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

DIRECTORS

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (74) 1987	Professor Emeritus Graduate School of Business, Columbia University	Two	Aberdeen Asset Management Funds (6 closed-end funds) Credit Suisse Asset Management Funds (2 closed-end, 9 open-end funds) Mirae Asset Discovery Funds (6 open-end funds)
Phyllis O. Bonanno (72) 2003	Retired President & CEO International Trade Solutions, Inc. (consultants) (until 2009)	Two
Kenneth J. Dale (59) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (63) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (69) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (65) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) External Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (69) 2005	President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two

Interested Director
Mark E. Stoeckle (59) 2013

Chief Executive Officer (since 2013)

Adams Natural Resources Fund, Inc.

Adams Diversified Equity Fund, Inc.

President (since 2015)

Adams Diversified Equity Fund, Inc.

Chief Investment Officer,

US Equities and Global Sector Funds

BNP Paribas Investment Partners (prior to 2013)

Two

All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund's office.

OFFICERS

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (59) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. since 2013 and President of Adams Diversified Equity Fund, Inc. since 2015; Chief Investment Officer, U.S. Equities and Global Sector Funds, BNP Paribas Investment Partners (prior to 2013)
James P. Haynie, CFA (53) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc. since 2015; Executive Vice President of the Fund and President of Adams Diversified Equity Fund, Inc. (2013-2015); Chief Investment Officer, US Equities and Global Sector Funds, BNP Paribas Investment Partners (2013); Senior Portfolio Manager, BNP Paribas Investment Partners (prior to 2013)
Nancy J. F. Prue, CFA (61) 1982	Executive Vice President, Director of Shareholder Communications of the Fund and Adams Diversified Equity Fund, Inc. since 2015; President of the Fund (2012-2015); Executive Vice President of the Fund (prior to 2012), Executive Vice President of Adams Diversified Equity Fund, Inc. (prior to 2015).
Brian S. Hook, CFA, CPA (46) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc. since 2013; Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc. (2012-2013); Treasurer of the Fund and Adams Diversified Equity Fund, Inc. (prior to 2012)
Lawrence L. Hooper, Jr. (63) 1997	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc.
Gregory Buckley, CFA (45) 2013	Vice President-Research since 2015; Senior Research Analyst (2013-2015); Equity Analyst and Portfolio Manager, BNP Paribas (prior to 2013).
Michael A. Kijesky, CFA (45) 2009	Vice President-Research
Michael E. Rega, CFA (56) 2014	Vice President-Research of the Fund and Adams Diversified Equity Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (prior to 2014)
Christine M. Sloan, CPA (43) 1999	Assistant Treasurer of the Fund and Adams Diversified Equity Fund, Inc.

All officers serve for a term of one year upon their election by the Board of Directors at the annual organization meeting. The address for each officer is the Fund's office.

SERVICE PROVIDERS

Counsel	Chadbourne & Parke LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	Brown Brothers Harriman & Co.
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723-8330 Website: www.amstock.com E-mail: info@amstock.com

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Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Frederic A. Escherich and Enrique R. Arzac, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2015 and 2014 were $67,328 and $64,950, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2015 and 2014.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2015 and 2014 were $8,318 and $8,493, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2015 and 2014 were $4,315 and $4,190, respectively, which related to the review of the registrant's procedures for calculating the amounts granted and vested for the registrant's employees in accordance with the registrant's 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to that plan, and preparation of a related report to the registrant's Compensation Committee.

(e)	(1)

Audit Committee Pre-Approval Policy. The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2015 and 2014 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2015 and 2014 were $12,633 and $12,683, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Phyllis O. Bonanno, and Craig R. Smith.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015; prior thereto, Mr. Haynie served as Chief Investment Officer, U.S. Equities, for BNP Paribas Investment Partners from February 2013 and was Senior Portfolio Manager at BNP Paribas Investment Partners from 2005 to 2013. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of the date of this filing, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("Adams DivEq"), a registered investment company with total net assets of $1,472,144,157 as of December 31, 2015. Mr. Stoeckle is Chief Executive Officer and President of Adams DivEq and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and Adams DivEq is a diversified fund with a different focus. There are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2015, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and Adams DivEq, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to a blended benchmark of 80% Dow Jones U.S. Oil and Gas Index and 20% Dow Jones U.S. Basic Materials Index. Using these calculations, the incentive compensation can be less than or exceed the established target.

The registrant's Equity Incentive Compensation Plan, approved by shareholders in 2005 and reapproved in 2010, expired on April 27, 2015. The registrant's portfolio managers are no longer compensated with grants of equity compensation.

As of December 31, 2015, the structure of the compensation that the portfolio managers receive from Adams DivEq is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core universe.

(4) Using a valuation date of December 31, 2015, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,001 and $500,000.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	----------------------------------		-----------------------------------
January 2015	0		--	0		1,332,000
February 2015	0		--	0		1,332,000
March 2015	0		--	0		1,332,000
April 2015	0		--	0		1,332,000
May 2015	0		--	0		1,332,000
June 2015	0		--	0		1,332,000
July 2015	0		--	0		1,332,000
August 2015	0		--	0		1,332,000
September 2015	0		--	0		1,332,000
October 2015	0		--	0		1,332,000
November 2015	0		--	0		1,332,000
December 2015	0		--	0		1,332,000	(2c)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	0	(1)	$0	0	(2a)(2b)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2014.

(2.b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2.c) The Plan has no expiration date.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 29, 2016

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	February 29, 2016